UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2012

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(864) 231-1200

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant.

As described in Items 4.01(a) and (b) below, Hampshire Group, Limited (the “Company”) has dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm and engaged Elliott Davis LLC (“Elliott Davis”) as its new independent registered public accounting firm.

(a)  Dismissal of Independent Accountant.

On September 18, 2012, the Company dismissed BDO as the Company’s independent registered public accounting firm.  The decision to dismiss BDO was recommended and approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) as part of the Company’s continuing effort to reduce costs and expenses while maintaining an equivalent level of audit quality and services.

The audit reports of BDO in respect of the Company’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2011 and December 31, 2010, and during the period from the end of the most recently completed fiscal year through September 18, 2012, the date of the dismissal of BDO, there were no disagreements with BDO regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO would have caused it to make reference to such disagreements in its reports.  During the years ended December 31, 2011 and 2010, and through September 18, 2012, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO with a copy of the disclosure contained in this Current Report on Form 8-K and has requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the above statements.  A copy of that letter, dated September 18, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Engagement of Independent Accountant.

On September 18, 2012, concurrently with the dismissal of BDO and upon the recommendation and approval of the Audit Committee, the Company engaged Elliott Davis as its independent registered public accounting firm for the fiscal year ended December 31, 2012, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended September 29, 2012.  During the fiscal years ended December 31, 2011 and 2010 and through September 18, 2012, the date of the appointment of Elliott Davis, the Company did not consult Elliott Davis with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

16.1	Letter from BDO USA, LLP, dated September 18, 2012, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ Heath L. Golden
Name: Heath L. Golden
Title: President and Chief Executive Officer

Dated: September 21, 2012